Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
APRIL, 2001



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5040%



        Excess Protection Level
          3 Month Average  7.67%
          April, 2001  7.33%
          March, 2001  8.00%
          February, 2001  7.69%


        Cash Yield                                  19.66%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.35%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $ 58,171,313,434.78


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,425,622,873.29